November 5, 2013

VIA EDGAR

Filing Desk

U.S. Securities and Exchange Commission

100 F Street, NE

Washington, DC 20549

Re:	Timothy Plan Family of Funds

File Nos. 033-73248 and 811-08228

Ladies and Gentlemen:

On behalf of the Timothy Plan (the “Plan”), and pursuant to Rule 497(e) under the Securities Act of 1933, as amended, attached for filing are exhibits containing interactive data format risk/return summary information that mirrors the risk/return summary information in the supplement to the respective prospectus, dated January 29, 2013, for the Timothy Plan Family of Funds (Accession No. 0001193125-13-395379), which are incorporated by reference into this Rule 497 filing. The 497(e) is being filed for the sole purpose of submitting the exhibits containing interactive data format risk/return summary information for the Funds.

Please contact David D. Jones, Esq. at (866) 862-1719 to discuss any questions or comments.

Very truly yours,

/S/ David D. Jones

David D. Jones

cc:	Mr. Terry Covert